UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 16, 2008

(Date of Report/Date of earliest event reported)

SOUTHERN COPPER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028

(Address and zip code of principal executive offices)

(602) 494-5328

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events

On January 16, 2008, Grupo Mexico S. A. B. de C. V. (“Grupo Mexico”), the indirect majority stockholder of Southern Copper Corporation (the “Company”), disclosed to the Mexican stock exchange that the so-called national work stoppage announced on January 16, 2008 by the union of workers engaged in mining, metallurgical, and similar activities, known by its acronym SNTMMRM, had not affected operations at the Mexican mines of the Company, including the program to resume operations at the Cananea mine.  Grupo Mexico indicated that the majority of the workers of the Mexican mines were affiliated with the union of workers engaged in exploration, exploitation and mine development activities, known by the acronym SNEEBMRM, which had not participated in the announced work stoppage.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Copper Corporation (Registrant)

By:	/s/ Armando Ortega Gómez

Vice President, Legal, General Counsel and Secretary

Date: January 18, 2008